SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):

June 27, 2005 (June 24, 2005)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Item 7.01       Regulation FD
Item 8.01       Other Events

                    On June 24, 2005, the Registrant issued a Press Release, attached hereto as Exhibit 99, announcing a settlement agreement with Duke Energy Corp. and a tentative settlement agreement with Carolina Power & Light Company that resolve the rail transportation rate cases pending before the Surface Transportation Board.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 SIGNATURES

                                                                        NORFOLK SOUTHERN CORPORATION
                                                                        (Registrant)

                                                                             /s/ Joseph C. Dimino

                                                                       _________________________________
                                                                       Name:  Joseph C. Dimino
                                                                       Title:     Vice President and Corporate Counsel

Date:  June 27, 2005

EXHIBIT INDEX

Exhibit
Number          Description

99                    Press Release, issued by the Registrant on June 24, 2005.